================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 1997
                          CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                TEXAS                                 0-24068                                76-0190827
    (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER
          OF INCORPORATION)                                                             IDENTIFICATION NO.)

                            2210 WEST DALLAS STREET
                              HOUSTON, TEXAS 77019
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

================================================================================

ITEM 5.  OTHER EVENTS

     On April 30, 1997, Consolidated Graphics, Inc. (the "Company") announced its fourth quarter results for the quarterly period ended March 31, 1997. The
Company also announced that the letter of intent with respect to its proposed acquisition of Litho Industries, Inc. of Raleigh-Durham, North Carolina has been terminated by mutual agreement between the parties. A copy of the press release is attached hereto as Exhibit 99.

     The attached press release may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which impair the Company's future financial results or preclude completion of future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibit is filed herewith:

          99 Press release of Consolidated Graphics, Inc. dated April 30, 1997 with respect to the announcement of the Company's fourth quarter results and termination of the letter of intent with respect to the Company's proposed acquisition of Litho Industries, Inc.

                                       1

                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE
UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)
                                          By: _/s/__G. CHRISTOPHER COLVILLE_____
                                                   G. CHRISTOPHER COLVILLE
                                                VICE PRESIDENT -- MERGERS AND
                                                       ACQUISITIONS
                                               CHIEF FINANCIAL AND ACCOUNTING
                                                         OFFICER

Date:  April 30, 1997

                                       2